   As filed with the Securities and Exchange Commission on November 27, 1996

                                                 Registration No. 333- ____
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                            -----------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

             ------------------------------------------------------
                      NELLCOR PURITAN BENNETT INCORPORATED
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

          Delaware                                         94-2789249
(State or other jurisdiction                            (I.R.S. Employer
of incorporation or organization)                      Identification No.)


                              4280 HACIENDA DRIVE
                          PLEASANTON, CALIFORNIA 94588
                    (Address of principal executive offices)


          NELLCOR PURITAN BENNETT VOLUNTARY INVESTMENT PLUS (VIP) PLAN
                             (Full Title of Plan)
             ------------------------------------------------------

                             C. RAYMOND LARKIN, JR.
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                      NELLCOR PURITAN BENNETT INCORPORATED
                              4280 HACIENDA DRIVE
                          PLEASANTON, CALIFORNIA 94588
                    (name and address of agent for service)

                                 (510) 463-4000
         (telephone number, including area code, of agent for service)

               ---------------------------------------------

                        CALCULATION OF REGISTRATION FEE

=========================================================================================================
                               AMOUNT           MAXIMUM               PROPOSED MAXIMUM       AMOUNT OF
TITLE OF SECURITIES             TO BE         OFFERING PRICE         AGGREGATE OFFERING     REGISTRATION
 TO BE REGISTERED            REGISTERED        PER SHARE(1)                 PRICE                FEE
---------------------------------------------------------------------------------------------------------
COMMON STOCK, $.01
PAR VALUE PER SHARE           500,000            $21.25                 $10,625,000            $3,220
=========================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee. Pursuant to Rule 457(c) and Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act"), the proposed maximum offering price per share and the proposed maximum aggregate offering price have been determined on the basis of the average of the high and low prices reported on the Nasdaq National Market on November 25, 1996.

In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.
===============================================================================

                                     PART I

                          INFORMATION REQUIRED IN THE
                            SECTION 10(a) PROSPECTUS

      The documents containing the information specified in Part I of Form S-8 (plan information and registrant information and employee plan annual information) will be sent or given to employees as specified by Securities and Exchange Commission Rule 428(b)(1). Such documents need not be filed with the Securities and Exchange Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference in this Registration Statement pursuant to Item 3 of Form S-8 (Part II hereof), taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act of 1933, as amended (the "Securities Act").

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

    The following documents filed by Nellcor Puritan Bennett Incorporated (the "Registrant") and the Nellcor Puritan Bennett Voluntary Investment Plus (VIP) Plan (the "Plan") with the Securities and Exchange Commission (the "Commission") are incorporated by reference herein:

    (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended July 7, 1996, which includes audited financial statements for the Registrant's latest fiscal year.

    (b) The Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 1995 (filed concurrently herewith).

    (c) All other reports filed by the Registrant pursuant to Sections 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") since the end of the fiscal year covered by the audited financial statements described in (a) above.

    (d) The description of the Registrant's Common Stock contained in the Registration Statement on Form 8-A, declared effective by the Commission on October 15, 1993, including any amendment or report filed for the purposes of updating such description.

     All documents filed by the Registrant and the Plan with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.
Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.    DESCRIPTION OF SECURITIES.

    Not applicable.

ITEM 5.    INTERESTS OF NAMED EXPERTS AND COUNSEL.

    Not applicable.

ITEM 6.    INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Reference is made to Section 145 ("Section 145") of the General Corporation Law of the State of Delaware (the "DGCL") which provides for indemnification of directors and officers in certain circumstances.

    The Registrant's Certificate of Incorporation provides that a director of Registrant will not be personally liable to Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director of Registrant except for liability (i) for any breach of such director's duty of loyalty to Registrant or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, (iii) under Section 174 of the DGCL (unlawful payment of dividends) or (iv) for any transaction from which such director derived an improper personal benefit.

    Registrant is empowered by Section 145 of the DGCL, subject to the procedures and limitations stated therein, to indemnify any person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in the defense of any threatened, pending or completed action, suit or proceeding in which such person is made a party by reason of his or her being or having been a director or officer of Registrant. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise.

    Registrant's Bylaws provide that Registrant shall indemnify its directors, and may indemnify its officers, to the full extent permitted by law.

    The Registrant has entered into agreements with certain directors and officers that require the Registrant to indemnify such persons against expenses, judgments, fines, settlements and other amounts to the fullest extent permitted by law incurred in connection with any proceeding to which any such person may be made a party by reason of the fact that such person is or was a director or officer of the Registrant or any of its affiliate enterprises, provided such person acted honestly and in good faith with a view to the best interests of the corporation.

    There are directors' and officers' liability insurance policies presently in force insuring directors and officers of the Registrant and its subsidiaries.

ITEM 7.    EXEMPTION FROM REGISTRATION CLAIMED.

    Not applicable.

ITEM 8.    EXHIBITS.

    Registrant undertakes that it will submit or has submitted the Plan and any amendment thereto to the Internal Revenue Service ("IRS") in a timely manner and has made or will make all changes required by the IRS to qualify the Plan.

    4.1        Restated Certificate of Incorporation of Registrant (filed as
Exhibit 3.1 to the Report on Form 10-Q for the period ended October 1, 1995 and incorporated herein by reference).

    4.2 Certificate of Determination of Preferences of Series A Junior Participating Preferred Stock (filed as Exhibit 3.2 to the Report on Form 10-K for the year ended July 7, 1991 and incorporated herein by reference).

    4.3 Bylaws of Registrant, as amended (filed as Exhibit 3.3 to the Report on Form 10-K for the year ended July 3, 1994 and incorporated herein by reference).

    4.4 Amended and Restated Rights Agreement, dated as of March 8, 1996, between Registrant and the First National Bank of Boston, as Rights Agent (incorporated by reference to Exhibit 2.1 of Amendment No. 2 to the Registrant's Registration Statement on Form 8-A filed with the Commission on March 14, 1996).

    23.1       Consent of  Price Waterhouse LLP.

    24.1       Power of Attorney (See pages II-5 and -6).

ITEM 9.    UNDERTAKINGS.

    (a)        Rule 415 Offering.
               ------------------
                The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                (iii) To include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement.

Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if this Registration Statement is on Form S-3 or Form S-8 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or
Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

        (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b)        Filings Incorporating Subsequent Exchange Act Documents By
Reference.
    The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

    (c) Request for Acceleration of Effective Date or Filing of Registration Statement on Form S-8.

    Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred by a director, officer or controlling person of the Registrant in the successful defense or any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on the 27th day of November, 1996.

                                            NELLCOR PURITAN BENNETT INCORPORATED


                                            By: /s/ C. RAYMOND LARKIN, JR.
                                                -------------------------------
                                                C. Raymond Larkin, Jr.
                                                President and Chief Executive
                                                Officer


                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, constitutes and appoints C. Raymond Larkin, Jr., Michael P. Downey and Laureen DeBuono, jointly and severally, attorneys-in-fact and agents, each with full power of substitution, for him or her in any and all capacities to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

            Signature                                    Title                                 Date
            ---------                                    -----                                 ----
/s/ C. RAYMOND LARKIN, JR.                       Director, President and                   November 27, 1996
----------------------------------               Chief Executive Officer
C. Raymond Larkin, Jr.                           (Principal Executive Officer)




/s/ BURTON A. DOLE, JR.                          Director, Chairman of the Board           November 27, 1996
----------------------------------
Burton A. Dole, Jr.



/s/ MICHAEL P. DOWNEY                            Executive Vice President and              November 27, 1996
----------------------------------               Chief Financial Officer (Principal
Michael P. Downey                                Financial & Accounting Officer)


/s/ ROBERT J. GLASER, M.D.                         Director                                 November 27, 1996
--------------------------------------------
Robert J. Glaser, M.D.



/s/ FREDERICK M. GRAFTON                           Director                                 November 27, 1996
--------------------------------------------
Frederick M. Grafton



/s/ DONALD L. HAMMOND                              Director                                 November 27, 1996
--------------------------------------------
Donald L. Hammond



/s/ RISA J. LAVIZZO-MOUREY, M.D.                   Director                                 November 27, 1996
--------------------------------------------
Risa J. Lavizzo-Mourey, M.D.



/s/ THOMAS A. MCDONNELL                            Director                                 November 27, 1996
--------------------------------------------
Thomas A. McDonnell



/s/ WALTER J. MCNERNEY                             Director                                 November 27, 1996
--------------------------------------------
Walter J. McNerney



/s/ EDWIN E. VAN BRONKHORST                        Director                                 November 27, 1996
--------------------------------------------
Edwin E. van Bronkhorst


         Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pleasanton, State of California, on the 27th day of November, 1996.


                                        NELLCOR PURITAN BENNETT
                                        VOLUNTARY INVESTMENT PLUS (VIP) PLAN



                                        By: /s/ LAUREEN DeBUONO
                                            -----------------------------------
                                        Title: Authorized Signatory for Plan
                                               --------------------------------

                                 EXHIBIT INDEX


                                                                           SEQUENTIAL
EXHIBIT NUMBER                     DESCRIPTION                              PAGE NO.
--------------                     -----------                             ----------
   23.1                   Consent of Price Waterhouse LLP                      10
   24.1                   Power of Attorney (See pages II-5 and -6).